SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549




                             FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          SEPTEMBER 19, 1997



                        CHESAPEAKE ENERGY CORPORATION
            (Exact name of Registrant as specified in its Charter)


     OKLAHOMA                       1-13726                  73-1395733
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)

          6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
                (Address of principal executive offices)       (Zip Code)

                         (405) 848-8000
       (Registrant's telephone number, including area code)

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             INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On September 19, 1997, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing the declaration of a quarterly cash dividend on the company's $.01 par value common stock. The September 19, 1997 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.   The following exhibit is filed herewith:

          99   Press Release issued by the Registrant on September 19, 1997.

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                             SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              CHESAPEAKE ENERGY CORPORATION

                              BY:       MARCUS C. ROWLAND
                                        Marcus C. Rowland
                                    Vice President - Chief Financial Officer

Dated: September 29, 1997

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__________________________EXHIBIT INDEX______________________________


EXHIBIT   DESCRIPTION                     METHOD OF FILING
99        Press Release issued by the     Filed herewith electronically
          Registrant on September 29,
          1997.
